Exhibit 10.10


                                 TRUST AGREEMENT

                           dated as of March 26, 1999

                                      AMONG

                       AMERICAN CAPITAL STRATEGIES, LTD.,
                              as Grantor and Owner,

                                  MALON WILKUS,
                             as Beneficiary Trustee

                                       and

                      EVELYNE STEWARD and WILLIAM HOLLORAN,
                             as Independent Trustees


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                                TABLE OF CONTENTS


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

ARTICLE I
                                   DEFINITIONS
         1.01  Capitalized Terms..................................................................................1

ARTICLE II

                                  ORGANIZATION
         2.01     Name............................................................................................4
         2.02     Initial Trust Property..........................................................................4
         2.03     Office..........................................................................................4
         2.04     Purposes and Powers; Intent.....................................................................4
         2.05     Appointment of the Trustees.....................................................................5
         2.06     Declaration of Trust............................................................................5
         2.07     Other Expenses, Liabilities of Trust............................................................5
         2.08     Situs of Trust..................................................................................5
         2.09     Additional Capital Contributions................................................................6

ARTICLE III

                            TAX TREATMENT AND RETURNS
         3.01     Tax Treatment and Returns.......................................................................6

ARTICLE IV

                           SEPARATE EXISTENCE OF TRUST
         4.01     Maintenance of Separate Existence...............................................................6
         4.02     Merger and Other Transactions..................................................................10
         4.03     Transactions with Affiliates...................................................................10
         4.04     Insolvency.....................................................................................10
         4.05     Compliance with Corporate Formalities..........................................................11

ARTICLE V

                    INVESTMENT AND APPLICATION OF TRUST FUNDS
         5.01     Investment of Trust Funds......................................................................11
         5.02     Application of Funds...........................................................................11

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

ARTICLE VI

                      AUTHORITY AND DUTIES OF THE TRUSTEES
         6.01     General Authority..............................................................................11
         6.02     Specific Authority; Special Authority of Beneficiary Trustee...................................11
         6.03     Accounting and Reports to the Grantor, any Owner, the Internal Revenue Service and
                  Others.........................................................................................12
         6.04     Signature of Returns...........................................................................13
         6.05     Right to Receive Instructions..................................................................13
         6.06     No Duties Except as Specified in this Agreement or in Instructions.............................13
         6.07     No Action Except Under Specified Documents or Instructions.....................................13

ARTICLE VII

                             CONCERNING THE TRUSTEES

         7.01     Acceptance of Trusts and Duties................................................................14
         7.02     Furnishing of Documents........................................................................14
         7.03     Reliance; Advice of Counsel....................................................................15
         7.04     Not Acting in Individual Capacity..............................................................15

ARTICLE VIII

                            COMPENSATION OF TRUSTEES
         8.01     Independent Trustees' Fees and Expenses........................................................15
         8.02     Beneficiary Trustee's Fees and Expenses........................................................16

ARTICLE IX

                           INDEMNIFICATION OF TRUSTEES
         9.01     Scope of Indemnification.......................................................................16

ARTICLE X

                              TERMINATION OF TRUST
         10.01    Dissolution of Trust...........................................................................16
         10.02    No Termination by Grantor or Owner.............................................................16
         10.03    Cancellation of Certificate of Trust...........................................................16

ARTICLE XI

                   SUCCESSOR TRUSTEES AND ADDITIONAL TRUSTEES
         11.01    Resignation of Trustee; Appointment of Successor...............................................17

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
ARTICLE XII

                                  MISCELLANEOUS
         12.01    Supplements and Amendments.....................................................................18
         12.02    No Legal Title to Trust Property in Grantor and Owner..........................................18
         12.03    Limitations on Rights of Others................................................................18
         12.04    Notices........................................................................................18
         12.05    Severability...................................................................................19
         12.06    Separate Counterparts..........................................................................19
         12.07    Successors and Assigns.........................................................................19
         12.08    Headings.......................................................................................19
         12.09    Governing Law..................................................................................20

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EXHIBIT 1

                              CERTIFICATE OF TRUST

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         TRUST AGREEMENT dated as of March 26, 1999 among AMERICAN CAPITAL
STRATEGIES, LTD., as Grantor and Owner (the "Grantor"), MALON WILKUS, as Beneficiary Trustee (the "Beneficiary Trustee") and EVELYNE STEWARD and WILLIAM HOLLORAN, as Independent Trustees (the "Independent Trustees").


         NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows.


                                    ARTICLE I

                                   DEFINITIONS

         I.01 Capitalized Terms. For all purposes of this Agreement, the following terms shall have the meanings set forth below:

         "Agreement" means this Trust Agreement, as it may be amended from time to time.

         "Affiliate" shall mean, with reference to any specified Person, any other Person controlling or controlled by or under common control with such specified Person; provided, that, for purposes of this Agreement when used with respect to the Grantor's or any Owner's direct or indirect subsidiaries, any limited partners thereof shall also be deemed "Affiliates." For the purposes of this definition, "control," when used with reference to any specified Person, shall mean the power to direct the management and policies of such specified Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Affiliated Entity" means the Grantor, any Owner, any of their respective direct or indirect subsidiaries or any Affiliate of any of the foregoing other than the Trust.

         "Bankruptcy Code" means Title 11 of the United States Code, 11 U.S.C.ss.ss.101, et seq., and any successor statute, as amended from time to time.

         "Beneficiary Trustee" means any Trustee other than the Independent Trustees.

         "Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. C.ss.ss.3801, et seq., and any successor statute, as amended from time to time.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Collateral" has the meaning assigned to that term in the Loan Funding and Servicing Agreement.

         "Eligible Investments" shall mean purchases of Financial Assets and Related Property.



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         "Financial Assets" has the meaning ascribed to such term in Section
2.04 of this Agreement.

         "Fiscal Year" means the calendar year from each January 1 to the following December 31.

         "GAAP" means generally accepted accounting principles in effect from time to time.

         "Grantor" means American Capital Strategies, LTD.

         "Independent Trustee" means a Trustee meeting the qualifications described in Section 2.05(b) of this Agreement.

         "Liability" means any damage, judgment, amount paid in settlement, fine, penalty, tax, punitive damages, or cost or expense of any nature (including, without limitation, attorneys' fees and disbursements).

         "Loan Funding and Servicing Agreement" means the Loan Funding and Servicing Agreement, dated as March 31, 1999, among the Trust, as the Borrower, American Capital Strategies, LTD., as the Servicer, the Investors named therein, Variable Funding Capital Corporation, as a Lender, First Union Capital Markets Corp., as the Deal Agent, First Union National Bank, as the Liquidity Agent, Norwest Bank Minnesota, National Association, as the Backup Servicer and the Collateral Custodian.

         "Notes" has the meaning assigned to that term in the Loan Funding and Servicing Agreement.

         "Owner" means the Grantor and its successors and permitted assigns as a beneficial owner (within the meaning of the Business Trust Act) of the Trust. All references in this Agreement to "any Owner" means each of the Grantor's successors and permitted assigns as a beneficial owner of the Trust, and not the Grantor itself.

         "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint stock company, trust, unincorporated organization, governmental authority or any other entity of similar nature.

         "Proceeding" means any threatened, pending or completed action, suit, appeal or other proceeding of any nature, whether civil, criminal, administrative or investigative, whether formal or informal, and whether brought by or in the right of the Trust, the Grantor, any Owner or otherwise.

         "Related Property" has the meaning ascribed to such term in Section
2.04 of this Agreement.

         "Significant Event" means:

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                  (a) with respect to the Trust, that (i) the Trust shall fail to, or admit in writing its inability to, pay its debts generally as they become due, or shall commence a voluntary case or other Proceeding under any applicable bankruptcy, insolvency, reorganization, debt arrangement, dissolution or other similar law now or hereafter in effect, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) for the Trust or for any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall take any trust action authorizing the taking of any of the foregoing actions or (ii) a case or other Proceeding shall be commenced without the application or consent of the Trust, in any court, seeking the liquidation, reorganization, debt arrangement, dissolution, winding up, or compensation or readjustment of debts of the Trust, the appointment of a trustee, receiver, custodian, liquidator, assignee, sequestrator, or the like for the Trust or any substantial part of its assets, or any similar action with respect to the Trust under any law (foreign or domestic) relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts and such case or Proceeding shall continue undismissed or unstayed and in effect for a period of 90 days or any of the actions sought in such petition or Proceeding, including the entering of an order for relief in respect of the Trust or the appointment of any trustee, receiver, custodian, liquidator, assignee, sequestrator or the like for the Trust or any substantial portion of the Trust's property shall be granted or otherwise occur; or

                  (b) the Deal Agent shall have given notice to the Trust that a Termination Date as set forth in the Loan Funding and Servicing Agreement has occurred.

         "Transfer" means the sale, transfer or other assignment of all of the Grantor's right, title and interest in all or a portion of its beneficial interest in the Trust.

         "Treasury Regulations" means the regulations promulgated under the Code.

         "Trust" means the Delaware statutory business trust created under this Agreement.

         "Trustees" means the trustees of the Trust, which, as provided herein, shall mean the Beneficiary Trustee and the Independent Trustees not in their respective individual capacities but solely as trustees under this Agreement, and any successor trustees hereunder whether designated as an Independent Trustee or a Beneficiary Trustee.

         "Trust Property" means all right, title and interest in and to any property contributed to the Trust by the Grantor or any Owner or otherwise acquired by the Trust, including, without limitation, all distributions or payments thereon or proceeds thereof.

         Each of the terms used herein and not otherwise defined herein shall have the meaning given to such terms in the Loan Funding and Servicing Agreement, even after the termination of such agreement.


                                       6
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                                   ARTICLE II

                                  ORGANIZATION

         II.01 Name. The Trust created hereby shall be known as "ACS Funding Trust I," in which name the Trustees shall conduct the business of the Trust, make and execute contracts, and sue and be sued.

         II.02 Initial Trust Property. The Grantor hereby assigns, transfers, conveys and sets over to the Trustees the sum of $1.00, which sum shall be deposited in an account established in the name of the Trust by the Beneficiary Trustee. The Trustees hereby acknowledge receipt of such amount in trust from the Grantor, which amount shall constitute the initial Trust Property. It is the intention of the parties hereto that the Trust created hereby constitute a business trust under the Business Trust Act, and that this document constitutes the governing instrument of the Trust. The Trustees are hereby authorized and directed to execute and file a certificate of trust (the "Certificate of Trust") with the Delaware Secretary of State in accordance with the provisions of the Business Trust Act in substantially the form attached hereto as Exhibit 1.

         II.03 Office. The initial office of the Trust shall be 6302 Maiden Lane, Bethesda, Maryland 20817 or at such other address as the Trustees may designate by notice to the Grantor, any Owner and the Lenders, provided that any other office will comply with the provisions of Section 4.01(c) and (e) hereof and such notice is given in accordance with Section 5.1(m) of the Loan Funding and Servicing Agreement.

         II.04 Purposes and Powers; Intent. (a) The purpose of the Trust and the nature of the business to be conducted or promoted by the Trust is to solely engage in, and the Trust shall have the power and authority to perform, the following activities:

               (i) to acquire, own, hold, sell, service, transfer or pledge, or otherwise dispose of, interests in and servicing responsibilities with respect to, notes, accounts, chattel paper, general intangibles, instruments, warrants, options, equity securities and other financial assets (collectively, the "Financial Assets"), and any related contracts, collateral or agreements (the "Related Property");

               (ii) to purchase or otherwise acquire obligations issued or guaranteed by the United States or any agency or instrumentality thereof, certificates of deposit issued by commercial banks, commercial paper and similar instruments and obligations;

               (iii) to enter into the Transaction Documents to which the Trust is a party and other agreements and arrangements with persons or entities, or undertaking such activities, as may be necessary or convenient to acquire, own, hold, sell, service, transfer or pledge, or otherwise dispose of the Financial Assets and the Related Property; and


               (iv) to engage in any lawful act or activities and to exercise any powers permitted to trusts organized under the Business Trust Act that are incidental to and necessary or convenient for the accomplishment of the foregoing purposes.

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                  (b) The Trust shall not have the power or authority to (i)
incur any debt other than the Notes and certain costs, expenses and trade payables incurred in the ordinary course associated therewith as contemplated by the Transaction Documents, or (ii) engage in any business or activity other than the business and activities enumerated in this Section 2.04.

         II.05 Appointment of the Trustees. (a) Subject to the provisions of
Section 2.05(b), the Trust shall have no fewer than two and no more than three trustees appointed from time to time by the Grantor or, in the event of a Transfer, by the Owner. The Grantor or, in the event of a Transfer, the Owner, may at any time increase the number of Trustees, subject to the provisions of Sections 2.05(b), 3.01, 4.01 and 4.03. The Grantor has appointed EVELYNE STEWARD and WILLIAM HOLLORAN, as Independent Trustees, and MALON WILKUS, as Beneficiary Trustee of the Trust, which Trustees shall have all the rights, powers and duties set forth herein.

                  (b) The Trust shall at all times have at least two Independent Trustees who are not and, for the immediately preceding two year period, was not
(i) a Trustee (other than an Independent Trustee), officer or employee of the Trust; (ii) a director, officer or employee of the Grantor, or in the event of a Transfer, any Owner, or any of their Affiliates; (iii) a supplier, independent contractor or any other person who derives more than 15% of its gross revenues from its activities with the Trust, the Grantor and/or any Affiliate of the foregoing; (iv) a holder (directly or indirectly) of more than 5% of any voting securities of the Grantor, or in the event of a transfer, any Owner, or a holder of any legal or beneficial interest in the Trust or any Affiliate of the foregoing; (v) a person controlling any such director, trustee, officer, employee, supplier, independent contractor, holder or any other person meeting the criteria set forth in clauses (i), (ii), (iii) or (iv) of this Section 2.05(b) or (vi) a member of the immediate family of any person meeting the criteria set forth in clauses (i), (ii), (iii), (iv) or (v) of this Section 2.05(b).

         II.06 Declaration of Trust. The Trustees hereby declare that they will hold the Trust Property in trust upon and subject to the conditions set forth herein for the use and benefit of the Grantor or, in the event of a Transfer, any Owner, subject to the obligations of the Trustees under the Transaction Documents.

         II.07 Other Expenses, Liabilities of Trust. None of the Grantor, the Trustees or any Owner shall be liable for any liabilities or obligations of the Trust, including but not limited to, the indemnification obligations under
Article IX.

         II.08 Situs of Trust. The Trust will be located and administered in the State of Maryland. All bank accounts maintained by the Trustees on behalf of the Trust shall be located in the State of Maryland except that those accounts established under the Loan Funding and Servicing Agreement shall be maintained with the Servicer in accordance with the Loan Funding and Servicing Agreement. The Trust shall not have any employees in any state other than in the State of Maryland. Except as set forth in the Transaction Documents, payments will be received by the Trust only in the State of Maryland and payments will be made by the Trust only from the State of Maryland.

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         II.09 Additional Capital Contributions. The assets of the Trust are expected to generate a return sufficient to satisfy all obligations of the Trust under this Agreement and the Transaction Documents and any other Obligations of the Trust. It is expected that no capital contributions to the Trust will be necessary after the purchase of the Collateral. No capital contribution by the Grantor or any Owner, as the case may be, to the Trust will be made for the purpose of mitigating losses on the Collateral. In the event additional capital contributions are made, such contribution will be acknowledged by a written receipt signed by any one of the Trustees. The Trustees acknowledge and agree that, notwithstanding anything in this Agreement to the contrary, such additional capital contribution may be managed by an investment manager selected by the Beneficiary Trustee.


                                   ARTICLE III

                            TAX TREATMENT AND RETURNS

         3.01 Tax Treatment and Returns. The Beneficiary Trustee shall (i) file such tax returns relating to the Trust in the name of the Trust, and make such elections, including any election necessary for the Trust to maintain its status as a separate legal entity, or as may from time to time be required under any applicable state or federal statute or rule or regulation thereunder, (ii) cause such tax returns to be signed on behalf of the Trust in the matter required by law, (iii) collect or cause to be collected any withholding tax required to be withheld by the Trust with respect to distributions and (iv) cause to be mailed to each Owner copies of all such reports and tax returns of the Trust.


                                   ARTICLE IV

                           SEPARATE EXISTENCE OF TRUST

         IV.01 Maintenance of Separate Existence. The Trustees shall take all steps necessary to continue the identity of the Trust as a separate legal entity and to make it apparent to third Persons that the Trust is an entity with assets and liabilities distinct from those of the Grantor, any Owner, the Trustees, Affiliates of the Grantor or any Owner or any other Person, and that, it is not a division of any of the Affiliated Entities or any other Person. In that regard, and without limiting the foregoing in any manner, the Trust shall:

                  (a) be managed by the Trustees who shall make independent decisions with respect to the daily operations and business affairs of the Trust and, except as otherwise provided herein, neither the Trustees nor the Trust shall be controlled in making such decisions by the Grantor, any Owner, any Affiliated Entity or any other Person;


                  (b) maintain at least two Independent Trustees and one Beneficiary Trustee (who may not be the same Person);

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


                  (c) maintain office space separate and clearly delineated from the office space of any Affiliated Entity, owned by the Trust or evidenced by a written lease or sublease (even if located in an office owned or leased by, or shared with, an Affiliated Entity);

                  (d) maintain the assets of the Trust in such a manner that they are separately identified and segregated from the assets of any other Person, and the assets of the Trust shall at all times be held by or on behalf of the Trust and, if held on behalf of the Trust by another Person, shall at all times be kept identifiable ( in accordance with customary usages) as assets owned by the Trust; provided, however, that in no event shall any of the Trust's assets be held on its behalf by any Affiliated Entity;

                  (e) maintain a separate telephone number which will be answered only in its own name, and keep and use separate stationary, checks and other business forms;

                  (f) conduct all intercompany transactions with Affiliated Entities on an arm's-length basis and in accordance with Section 4.03;

                  (g) not guarantee or become obligated for the debts of any Affiliated Entity or hold the credit of the Trust out as being available to satisfy the obligations of any Affiliated Entity or other Person, nor have any of the Trust's obligations guaranteed by any Affiliated Entity or hold the Trust out as responsible for the debts of any Affiliated Entity or for the decisions or actions with respect to the business and affairs of any Affiliated Entity, nor seek or obtain credit or incur any obligation to any third-party based upon the creditworthiness or assets of any Affiliated Entity or any other Person (i.e., other than based on the assets of the Trust) nor allow any Affiliated Entity to do such things based on the credit of the Trust;

                  (h) not permit the commingling or pooling of the Trust's funds or other assets with the funds or other assets of any Affiliated Entity;

                  (i) maintain separate deposit and other bank accounts and funds to which no Affiliated Entity has any access, which accounts shall be maintained in the name and tax identification number of the Trust;

                  (j) maintain full books of accounts and records (financial or other) and financial statements separate from those of the Affiliated Entities or any other Person, and prepare unaudited quarterly and audited annual financial statements in accordance with GAAP, (including, but not limited to, all resolutions, records, agreements or instruments underlying or regarding the transactions contemplated by the Transaction Documents or otherwise);

                  (k) (X) compensate (either directly or through reimbursement of the Trust's allocable share of any shared expenses) all employees, consultants and agents and Affiliated Entities, to the extent applicable, for services provided to the Trust by such employees, consultants and agents or Affiliated Entities, in each case, from the Trust's own assets and maintain a sufficient number of employees in light of its contemplated operations and (Y) manage its liabilities separately from those of any Affiliated Entity, and the Trust shall pay its own liabilities, including administrative expenses, from its own separate assets;

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                  (l) pay for its own account for accounting and payroll
services, rent, lease and other expenses (or the Trust's allocable share of any such amounts provided by one or more other Affiliated Entity) and not have such operating expenses (or the Trust's allocable share thereof) paid by any Affiliated Entities, provided, that the Grantor shall be permitted to pay the initial organization expenses of the Trust;

                  (m) maintain adequate capitalization in light of the Trust's business and purpose;

                  (n) conduct all of the Trust's business (whether in writing or orally) solely in the name of the Trust through its Trustees, employees and agents and hold the Trust out as an entity separate from any Affiliated Entity and investments of the Trust shall be made directly by the Trust or by brokers engaged and paid by the Trust or its agents;

                  (o) not make or declare any distributions of cash or property to the Grantor or any Owner except in accordance with appropriate trust formalities and only consistent with sound business judgment to the extent that it is permitted pursuant to the Transaction Documents and not violative of any applicable law and only if no Significant Event or potential Significant Event then exists or would result therefrom;

                  (p) otherwise practice and adhere to all trust procedures and formalities, such as the holding of regularly scheduled meetings of the Trustees, to the extent required by such formalities and by this Agreement, the State of Delaware and all other appropriate constituent documents;

                  (q) not appoint an Affiliated Entity or any employee of an Affiliated Entity as an agent of the Trust, except as otherwise permitted in the Transaction Documents (although such Persons can qualify as Beneficiary Trustees);

                  (r) not acquire obligations or securities of, or make loans or advances to or pledge its assets for the benefit of, the Grantor, any Owner or any Affiliate of such parties;

                  (s) not permit the Grantor, any Owner or any Affiliated Entity to guarantee, pay or become liable for the debts of the Trust or permit any such entity to hold out its creditworthiness as being available to pay the liabilities and expenses of the Trust;

                  (t) maintain separate minutes of the actions of the Trustees, including the transactions contemplated by the Transaction Documents;

                  (u) cause (i) all written and oral communications, including, without limitation, letters, invoices, purchase orders, and contracts, of the Trust to be made solely in the name of the Trust, (ii) the Trust to have its own tax identification number, stationery, and business forms, separate from those of any Affiliated Entity, (iii) all Affiliated Entities not to use the stationery or business forms of the Trust, and for the Trust not to use the stationery or business forms of any Affiliated Entity, and (iv) all Affiliated Entities not to conduct business in the name of the Trust, and the Trust not to conduct business in the name of any Affiliated Entity;

                  (v) direct creditors of the Trust to send invoices and other statements of account of the Trust directly to the Trust and not to any Affiliated Entity and to cause the Affiliated Entities not to direct their creditors to send invoices and other statements of accounts to the Trust;

                  (w) disclose in its financial statements the effects of all transactions between the Grantor and the Trust in accordance with generally accepted accounting principles, and in a manner which makes it clear that the assets of the Trust (including the Collateral) are not assets of any Affiliated Entity and are not available to pay creditors of any Affiliated Entity;

                  (x) treat the transfer of Collateral from the Grantor to the Trust as a sale;

                  (y) describe itself, and hold itself out to the public (including any creditors of any Affiliated Entity) as a separate legal entity and promptly correct any known misunderstandings regarding its identity separate from any Affiliated Entity or any Person and observe all customary formalities regarding the legal existence of the Trust, including holding regular meetings of the Trustees, as required by this Agreement or the Act, and maintaining minutes of any such meetings;

                  (aa) treat the Notes as debt obligations of the Trust;

                  (bb) maintain its valid existence in good standing under the laws of the State of Delaware and maintain its qualification to do business under the laws of such other jurisdictions as its operations require; and

                  (cc) comply with all laws applicable to the transactions contemplated by this Agreement.

                  The Grantor or, in the event of a Transfer, any Owner shall:

                  (a) maintain as official records all resolutions, agreements, and other instruments underlying or regarding the transactions contemplated by the Transaction Documents;

                  (b) disclose in its financial statements the effects of all transactions between the Grantor and the Trust in accordance with GAAP, and in a manner which makes it clear that the assets of the Trust (including the Collateral) are not assets of any Affiliated Entity and are not available to pay creditors of any Affiliated Entity;

                  (c) treat the transfer of Collateral from the Grantor to the Trust as a sale;

                  (d) if in accordance with GAAP, the assets and liabilities of the Trust are included in the consolidated financial statements of the Grantor, including if the Trust is treated as a division of the Grantor, cause the Grantor to prominently and clearly disclose, whether in a footnote or in the notes to such financial statements, that (i) the Trust is a separate legal entity, (ii) the assets of the Trust are not available to pay the debts nor satisfy the liabilities of the Grantor or the debts and liabilities of any other Affiliated Entity and (iii) neither the Grantor nor any other Affiliated Entity is liable or responsible for the debts of the Trust;

                  (e) with respect to tax reporting and financial reporting, describe and cause each Affiliated Entity to describe the Trust, and hold the Trust out as a separate legal entity and not as a division or department of any Affiliate Entity, and promptly correct any known misunderstandings regarding its identity separate from any Affiliated Entity or any Person.

       IV.02 Merger and Other Transactions. As long as the Notes are outstanding, the Trust may not consolidate with, merge or convert into another entity or sell all or substantially all of its assets to another entity and dissolve, unless: (i) the entity formed by or surviving such consolidation, merger or conversion or to whom substantially all of such assets are sold is organized under the laws of the United States, any state thereof or the District of Columbia, (ii) such entity expressly assumes the Trust's obligation to make due and punctual payments upon the Notes and the performance or observance of every agreement and covenant of the Trust under the Loan Funding and Servicing Agreement, (iii) no Termination Event (as defined in the Loan Funding and Servicing Agreement) will have occurred and be continuing immediately after such consolidation, merger, conversion or sale of assets, (iv) the rating of the Notes assigned by each Rating Agency remains unchanged as evidenced by a written confirmation from each Rating Agency assigning a rating to the Notes on the Closing Date, (v) the Trust has received an opinion of counsel to the effect that such consolidation, merger, conversion or sale of assets would have no material adverse tax consequence to the Trust or any holders of Notes and such consolidation, merger, conversion or sale of assets complies with the Loan Funding and Servicing Agreement and all conditions precedent therein provided relating to such transaction, (vi) none of the Collateral or the Grantor's, the Trust's, the Deal Agent's or any Noteholder's rights are substantially impaired and (vii) any action that is necessary to maintain the lien and security interest created by the Loan Funding and Servicing Agreement will have been taken.

       IV.03 Transactions with Affiliates. The Trust will not enter into, or be a party to, any transaction with any of its Affiliates, except (i) the transactions contemplated by the Transaction Documents and (ii) any other transactions (including, without limitation, the lease of office space or computer equipment or software by the Trust from an Affiliate of the Trust and the sharing of employees and employee resources and benefits) (A) in the ordinary course of business or as otherwise permitted hereunder, (B) pursuant to the reasonable requirements and purposes of the Trust's business, (C) upon fair and reasonable terms (and, to the extent material, pursuant to written agreements) that are on terms and conditions available at the time to the Trust for comparable transactions with unaffiliated Persons, (D) approved by the Beneficiary Trustee and (E) not inconsistent with the terms of Section 4.01. Any of the Trustees, acting singly or collectively, may take all actions necessary to effectuate such transactions if such transactions are in the ordinary course of business. If such transactions are not in the ordinary course of business, the unanimous approval of the Trustees shall be needed to effectuate such transactions; provided, however, that the Trust shall not make any loans to or guarantee or assume any liabilities or obligations of any Affiliated Entity.

         IV.04 Insolvency. Notwithstanding any other provision of this Agreement, without the affirmative vote of all of the Trustees (which must include the affirmative votes of all of the Independent Trustees), the Trust shall not (i) dissolve or liquidate, in whole or in part, or institute proceedings to be adjudicated bankrupt or insolvent, (ii) consent to the institution of bankruptcy or insolvency proceedings against it, (iii) file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy, (iv) consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Trust or a substantial part of its property, (v) make a general assignment for the benefit of creditors, (vi) admit in writing its inability to pay its debts generally as they become due, (vii) take any action in furtherance of the actions set forth in clauses (i) through (vi) of this paragraph, provided, however, that no Trustee may be required by any beneficial owner of the Trust to consent to the institution of bankruptcy or insolvency proceedings against the Trust so long as it is solvent.

         IV.05 Compliance with Corporate Formalities. Grantor hereby agrees to observe in all material respects all corporate procedures and formalities required by its constituent documents and the laws of its state of formation and all other appropriate jurisdictions.


                                    ARTICLE V

                    INVESTMENT AND APPLICATION OF TRUST FUNDS

         V.01 Investment of Trust Funds. The provisions of this Article V apply only to funds or Trust Property that have been released from the security interest created by the Loan Funding and Servicing Agreement and are permitted to be held or applied by the Trust. Unless otherwise directed in writing by the Beneficiary Trustee, funds or Trust Property released by the Deal Agent to the Trust or funds in the possession of the Trust shall be invested and reinvested by the Beneficiary Trustee (or by an independent investment manager appointed in writing by the Beneficiary Trustee) in Eligible Investments.

         V.02 Application of Funds. Subject to the Trust's compliance with
Article IV herein at all times, any funds or Trust Property held by the Trustees may be transferred as determined by the Beneficiary Trustee from time to time.


                                   ARTICLE VI

                      AUTHORITY AND DUTIES OF THE TRUSTEES

         VI.01 General Authority. The Trustees are authorized to take all actions required or permitted to be taken by them pursuant to the terms of this Agreement and the Transaction Documents.

         VI.02 Specific Authority; Special Authority of Beneficiary Trustee. (a) Notwithstanding any other provision in this Agreement to the contrary and without the need for any additional consent of any Person, the Beneficiary Trustee is hereby authorized and directed to take the following action on behalf of the Trust: (i) execute, deliver and perform any agreements related to the issuance of the Notes, including the Transaction Documents, as necessary, (ii) execute and deliver all certificates and other documents required by any such agreements,
(iii) issue and deliver the Notes in accordance with the provisions of such agreements and (iv) to designate, in writing, any Person as an authorized signatory of the Trust for the sole purpose of executing and delivering any documents authorized by the Beneficiary Trustee in such writing. The Beneficiary Trustee is authorized to take all actions necessary or incidental to the day-to-day operations of the Trust. Subject to Section 6.05, all non-day-to-day matters shall be determined by a majority of the then current Trustees, provided that, such majority must include the affirmative vote of all the Independent Trustees for all actions specified in Sections 4.02, 4.03 and 4.04 and any matter that would, if approved by the Trustees, cause the Trust to deviate from the provisions of Sections 2.04(a), 2.04(b), 2.05(b), 4.01 and 6.06 of this Agreement. For purposes of determining a majority under this Agreement, each Person that is serving as a Trustee shall be counted as a single Trustee, even if such Person holds multiple Trustee positions.

                  (b) The Trust hereby authorizes and directs the Beneficiary Trustee, (i) to file and execute on behalf of the Trust such applications, reports, surety bonds, irrevocable consents, appointments of attorney for service of process and other papers and documents as shall be necessary or desirable under the securities or "Blue Sky" laws of such jurisdictions as the Trust may deem necessary or desirable and (ii) to do or cause to be done all such other acts or things and to execute and deliver all such instruments and documents that any such Beneficiary Trustee shall deem necessary or appropriate to carry out the intent of the foregoing.

                  (c) The Trust hereby authorizes and directs the Beneficiary Trustee within 180 days of the Closing Date (i) to complete, execute and file on behalf of the Trust such application, documents, certifications or registrations as is required under the Investment Company Act of 1940, as amended, 15 U.S.C. ss.ss. 80a-1 et seq., to register the Trust as a registered investment company pursuant thereto and to obtain such exemptions from the provisions thereof as the Beneficiary Trustee shall deem necessary or appropriate and (ii) to do or cause to be done all such other acts or things and to execute and deliver all such instruments and documents that such Beneficiary Trustee shall deem necessary or appropriate to register the Trust as a registered investment company.

                (d) Meetings of the Trustees for the purpose of establishing a majority under this Article VI or otherwise may be called at any time by any one Trustee upon two days written or oral notice, stating the time, place and purpose of the meeting, to all Trustees prior to the time of the meeting. In addition, any action required or permitted to be taken at a meeting of the Trustees may be taken without a meeting upon the written consent of the Trustees who would be necessary to authorize the action at a meeting at which all Trustees were present and voting or upon the unanimous written consent of the Trustees. The Beneficiary Trustee shall maintain the minutes of all meetings of the Trustees. Any meeting may be held by means of conference telephone or similar communications equipment by which all persons participating in the meeting can hear one another. Attendance, whether by telephone or in person, at any meeting of the Trustees shall constitute a waiver of notice of such meeting.

         VI.03 Accounting and Reports to the Grantor, any Owner, the Internal Revenue Service and Others. The Beneficiary Trustee shall, on behalf of the Trust, (i) maintain or cause to be maintained the books of the Trust on a calendar year basis on the accrual method of accounting, (ii) deliver to the Grantor and any Owner, within 90 days of the end of each Fiscal Year, or more often, as may be required by the Code and the regulations thereunder, a copy of the annual financial statement of the Trust for such Fiscal Year and a statement in such form and containing such information as is necessary and appropriate to enable the Grantor and any Owner to prepare its federal and state income tax returns, (iii) file such tax returns relating to the Trust, cause the Trust to pay all taxes incurred by it pursuant to Federal, state or local income tax law,
(iv) cause such tax returns to be signed by the Trust in the manner required by law, and (v) cause to be mailed to the Grantor and any Owner copies of all such reports and tax returns of the Trust.

         VI.04 Signature of Returns. The Trustee designated in Section 6.03 shall sign on behalf of the Trust the tax returns of and all other tax filings of, or on behalf of, the Trust, unless applicable law requires the Owner to sign such documents, in which case, so long as the Grantor is the Owner and applicable law allows the Grantor to sign any such document, the Grantor shall sign such document. At any time that the Grantor is not the Owner, or is otherwise not allowed by law to sign any such document, then the party required by law to sign such document shall sign.

         VI.05 Right to Receive Instructions. In the event that any Trustee is unable to decide between alternative courses of action for whatever reason, or is unsure as to the application of any provision of this Agreement or any Transaction Document, or such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement or any Transaction Document permits any determination by the Trustees or is silent or is incomplete as to the course of action which the Trustees are required to take with respect to a particular set of facts, any one or more of the Trustees may give notice of such circumstances (in such form as shall be appropriate under the circumstances) to the Grantor or, in the event of a Transfer, to the Owner, and request instructions from independent, appropriate legal or other counsel to the Trustees in accordance with Section
7.03 of this Agreement and no Trustee shall have liability to any person as a result of its good faith actions or omissions in accordance therewith.

         VI.06 No Duties Except as Specified in this Agreement or in Instructions. The Trustees shall not have any duty or obligation to manage, make any payment in respect of, register, record, sell, dispose of or otherwise deal with the Trust Property, prepare or file any tax, securities law or uniform commercial code filing or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Trust is a party, except as expressly provided by the terms of this Agreement or, in the case of the Beneficiary Trustee, the Transaction Documents to which the Trust is a party and no implied duties or obligations shall be read into this Agreement or the Transaction Documents to which the Trust is a party against the Trustees. The Trustees nevertheless agree that, in the event that claims are made against any of the Trustees in their individual capacities which result in liens against the Trust Property that are not related to the ownership or the administration of the Trust Property or the transactions contemplated by the Transaction Documents to which the Trust is a party, the Trustee against whom such claims were made shall, at its own cost and expense, promptly take all action as may be necessary to discharge any liens on any part of the Trust Property resulting from those claims.

         VI.07 No Action Except Under Specified Documents or Instructions. The Trustees shall not manage, control, use, sell, dispose of or otherwise deal with any part of the Trust Property except in accordance with the powers granted to and the authority conferred upon the Trustees pursuant to this Agreement.


                                   ARTICLE VII

                             CONCERNING THE TRUSTEES

         VII.01 Acceptance of Trusts and Duties. The Trustees accept the trusts hereby created and agree to perform their respective duties hereunder with respect to the same but only upon the terms of this Agreement. The Trustees shall not be personally liable under any circumstances except (i) for their own willful misconduct or gross negligence, (ii) for liabilities arising from the failure by any of the Trustees to perform obligations expressly undertaken by them in their individual capacity in the last sentence of Section 6.06, or (iii) for taxes, fees or other charges on, based on or measured by any fees, commissions or compensation received by the Trustees in connection with any of the transactions contemplated by this Agreement or the Transaction Documents.
In particular, but not by way of limitation:

                  (a) The Trustees shall not be personally liable for any error of judgment made in good faith by any of the Trustees or a responsible officer thereof;

                  (b) The Trustees shall not be personally liable with respect to any action taken or omitted to be taken by the Trustees in good faith in accordance with the instructions delivered pursuant to Section 6.05;

                  (c) No provision of this Agreement shall require the Trustees to expend or risk their personal funds or otherwise incur any financial Liability in the performance of any of their rights or powers hereunder, if the Trustees shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or Liability is not reasonably assured or provided to them;

                  (d) Under no circumstance shall the Trustees be personally liable for any indebtedness of the Trust under any Transaction Document; and

                  (e) The Trustees shall not be personally responsible for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by the Grantor, or for the form, character, genuineness, sufficiency, value or validity of any Collateral, or for or in respect of the validity or sufficiency of the Transaction Documents.

         VII.02 Furnishing of Documents. The Trustees shall furnish to the Grantor and any Owner, promptly upon receipt thereof, duplicates or copies of all material reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Trustees by any party pursuant to the Transaction Documents (other than documents originated by or otherwise furnished by the Grantor or any Owner).

         VII.03 Reliance; Advice of Counsel. (a) The Trustees shall incur no Liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by them to be genuine and believed by them to be signed by the proper party or parties. The Trustees may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the manner of ascertainment of which is not specifically prescribed herein, the Trustees may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or any assistant treasurer or the secretary or any assistant secretary of the relevant party, as to such fact or matter, and such certificate shall constitute full protection to the Trustees for any action taken or omitted to be taken by them in good faith in reliance thereon.

                  (b) In the exercise or administration of the trusts hereunder and in the performance of their respective duties and obligations under any of the Transaction Documents, the Trustees (i) may act directly or, at the expense of the Trust in the case of the Independent Trustees, through agents or attorneys pursuant to agreements entered into with any of them, and the Trustees shall not be liable for the default or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Trustees with reasonable care and (ii) may, at the expense of the Trust in the case of the Independent Trustees, consult with counsel, accountants and other skilled persons to be selected with reasonable care and employed by them, and the Trustees shall not be liable for anything done, suffered or omitted in good faith by them in accordance with the advice or opinion of any such counsel, accountants or other skilled persons.

         VII.04 Not Acting in Individual Capacity. Except as expressly provided in this Article VII, in accepting the trusts hereby created the Trustees each act solely as trustees hereunder and not in their respective individual capacities, and all Persons having any claim against the Trustees by reason of the transactions contemplated by this Agreement or the Transaction Documents shall look only to the Trust Property for payment or satisfaction thereof.


                                  ARTICLE VIII

                            COMPENSATION OF TRUSTEES


         VIII.01 Independent Trustees' Fees and Expenses. The Independent Trustees shall receive compensation for their services hereunder from the Trust as are fair, reasonable and customary for the performance of such services and from time to time hereafter as agreed to by the Beneficiary Trustee, acting singly or collectively, on behalf of the Trust. The Trust shall reimburse the Independent Trustees for their reasonable expenses hereunder, including, without limitation, the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Independent Trustees may employ in connection with the exercise and performance of their rights and duties under this Agreement and the Transaction Documents.

         VIII.02 Beneficiary Trustee's Fees and Expenses. The Beneficiary Trustee shall not be compensated by the Trust for services performed for or on behalf of the Trust.


                                   ARTICLE IX

                           INDEMNIFICATION OF TRUSTEES

         IX.01 Scope of Indemnification. To the fullest extent permitted by law, the Trust shall indemnify the Trustees against any Liability incurred in connection with any Proceeding in which the Trustees may be involved as a party or otherwise by reason of the fact that such Trustee is or was serving in its capacity as a Trustee, unless such Liability is based on or arises in connection with the Trustee's own wilful misconduct or gross negligence, the failure to perform the obligations set forth in the last sentence of Section 6.06, or taxes, fees or other charges on, based on or measured by any fees, commissions or compensation received by the Trustees in connection with any of the transactions contemplated by this Agreement or the Transaction Documents; provided, however, that any and all obligations of the Trust to indemnify the Trustees shall be fully subordinated to the Notes and, so long as the Notes are outstanding, shall not constitute a claim against the Trust.


                                    ARTICLE X

                              TERMINATION OF TRUST

         X.01 Dissolution of Trust. (a) The Trust shall dissolve and, after satisfaction of the obligations of the Trust to any creditors of the Trust as required by applicable law, property held by the Trust will be distributed to the Grantor or, in the event of a Transfer, to any Owner, at the expense of the Trust, and upon written instruction and direction of the Beneficiary Trustee, but in no event before payment in full of all the obligations and all fees and expenses under, and in accordance with, the Transaction Documents. The Beneficiary Trustee shall be the liquidator of the Trust and shall be responsible, subject to Section 4.04, for the liquidation of the Trust in accordance with the Business Trust Act.

                  (b) The bankruptcy of either the Grantor or any Owner or both shall not operate to terminate this Agreement, to dissolve, terminate or annul the Trust, to entitle the Grantor's or any Owner's legal representatives to claim an accounting or to take any action or Proceeding in any court for a partition or winding up of the Trust Property, nor otherwise affect the rights, obligations and liabilities of the parties hereto.

         X.02 No Termination by Grantor or Owner. Except as provided in Section 10.01, neither the Grantor nor any Owner shall be entitled to dissolve or terminate or revoke the Trust established hereunder.

         X.03 Cancellation of Certificate of Trust. Upon completion of the winding up of the affairs of the Trust, after dissolution of the Trust in accordance with Section 10.01 or otherwise, the Certificate of Trust shall be canceled by the Beneficiary Trustee's executing and filing a certificate of cancellation with the Secretary of State of Delaware.


                                   ARTICLE XI

                   SUCCESSOR TRUSTEES AND ADDITIONAL TRUSTEES

         XI.01 Resignation of Trustee; Appointment of Successor. (a) A Trustee may resign at any time without cause by giving at least 90 days' prior written notice to the Grantor and any Owner, such resignation to be effective upon the acceptance of appointment by a successor Trustee under Section 11.01(b). In addition, the Grantor or, in the event of a Transfer, any Owner may at any time remove any of the Trustees with or without cause by an instrument in writing delivered to the Trustee, such removal to be effective upon the acceptance of appointment by a successor Trustee under Section 11.01(b); except that, neither the Grantor nor any Owner may remove an Independent Trustee (i) after a Termination Event under the Loan Funding and Servicing Agreement or (ii) if the removal of one or more Trustees would cause the breach of Section 2.05(b). In case of the resignation or removal of a Trustee, the Grantor or, in the event of a Transfer, any Owner, may appoint a successor Trustee by an instrument signed by the Grantor or any Owner, as applicable, subject to Section 2.05(b). If the last remaining Trustee of the Trust resigns or is removed or an Independent Trustee resigns or is removed and a successor Trustee shall not have been appointed within 30 days after the giving of written notice of such resignation or the delivery of the written instrument with respect to such removal, such Trustee, the Grantor or any Owner may apply to any court of competent jurisdiction to appoint a successor Trustee in compliance with Section 2.05(b) to act until such time, if any, as a successor Trustee shall have been appointed as provided above. Any successor Trustee so appointed by such court shall immediately and without further act be superseded by any successor Trustee appointed as above provided.

                  (b) Any successor Trustee, however appointed, shall execute and deliver to the predecessor Trustee and the Trust an instrument accepting such appointment, and thereupon such successor Trustee, without further acts, shall become vested with all the estates, properties, rights, powers, duties and trusts of the predecessor Trustee in the trusts hereunder with like effect as if originally named as a Trustee herein; but nevertheless, upon the written request of such successor Trustee and payment of the predecessor Trustee's fees and expenses, such predecessor Trustee shall execute and deliver an instrument transferring to such successor Trustee, upon the trusts herein expressed, all the estates, properties, rights, powers, duties and trusts of such predecessor Trustee, and such predecessor Trustee shall duly assign, transfer, deliver and pay over to such successor Trustee all moneys or other property then held or subsequently received by such predecessor Trustee upon the trusts herein expressed.

                  (c) Any Person into which any Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person to which substantially all the corporate trust business of the Trustee may be transferred, shall, subject to the terms of this Agreement, be the Trustee of the Trust under this Agreement without further act or consent of any Person.


                                   ARTICLE XII

                                  MISCELLANEOUS

         XII.01 Supplements and Amendments. This Agreement may be amended only by a written instrument signed by the Grantor, any Owner and a majority of the Trustees (which majority shall include all the Independent Trustees) at the time of such amendment. No such amendment may be made unless the rating of the Notes assigned by each Rating Agency remains unchanged as evidenced by a written confirmation from each Rating Agency assigning a rating to the Notes on the Closing Date. No amendment shall affect the rights, liabilities or protections of any Trustee without the written consent of such Trustee. The Trustees shall be entitled to an opinion of counsel stating that an amendment is authorized or permitted hereunder and under the Transaction Documents.

         XII.02 No Legal Title to Trust Property in Grantor and Owner. Neither the Grantor nor any Owner shall have legal title to or ownership of any part of the Trust Property. No transfer, by operation of law or otherwise, of any right, title and interest of the Grantor or any Owner in and to their undivided beneficial interest in the Trust Property hereunder shall operate to terminate this Agreement or the trusts hereunder, to dissolve, terminate or annul the Trust or to entitle any successor transferee to an accounting or to the transfer to it of legal title to any part of the Trust Property.

         XII.03 Limitations on Rights of Others. Nothing in this Agreement, whether express or implied, shall be construed to give to any Person other than the Trust, the Trustees, the Grantor and any Owner any legal or equitable right, remedy or claim in the Trust Property or except for the Grantor and any Owner, under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

         XII.04 Notices. Unless otherwise expressly specified or permitted by the terms hereof, all notices shall be in writing and delivered by hand or mailed by certified mail, postage prepaid, if to the Trustees, addressed to:

                            Malon Wilkus
                            6302 Maiden Lane
                            Bethesda, Maryland 20817
                            Telephone: (301) 229-7868

                            Evelyne Steward
                            1115 Halesworth Drive
                            Potomac, Maryland 20854
                            Telephone: (301) 294-8842

                            William Holloran
                            2636 SW Schaeffer Road
                            West Linn, Oregon 97068
                            Telephone: (503) 638-7413

or to such other addresses as the Trustees may have set forth in a written notice to the Grantor and any Owner; and if to the Grantor, addressed to:

                            American Capital Strategies, Ltd.
                            3 Bethesda Metro Center
                            Suite 860
                            Bethesda, Maryland 20814

or to such other address as the Grantor may have set forth in a written notice to the Trustees and the Deal Agent. All notices to any Owner shall be sent care of the Grantor to the Grantor's address set forth above or to such other address as such Owner may have set forth in a written notice to the Grantor, the Trustees and the Deal Agent. Whenever any notice in writing is required to be given by the Trustees hereunder, such notice shall be deemed given and such requirement satisfied 72 hours after such notice is mailed by certified mail, postage prepaid, addressed as provided above; any notice given by the Grantor or any Owner to the Trustees shall be effective upon receipt.

         XII.05 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         XII.06 Separate Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         XII.07 Successors and Assigns. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the Trustees and their respective successors and assigns and the Grantor, any Owner and their respective successors and permitted assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by the Grantor and any Owner shall bind its successors and permitted assigns.

         XII.08 Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof. Any reference to any Article or Section contained in this Agreement shall refer to such Article or

Section as set forth in this Agreement, notwithstanding failure to use the term "hereof," "hereto" or "herein" in connection with such reference.

         XII.09 Governing Law. This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of Delaware (without regard to conflict of laws principles), including all matters of construction, validity and performance.




                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties hereto have duly executed or caused this Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.


                                     AMERICAN CAPITAL STRATEGIES, LTD.,
                                     as Grantor and Owner


                                     By:
                                        ------------------------------------
                                        Name:
                                        Title:



                                     MALON WILKUS,
                                     as Beneficiary Trustee


                                     ---------------------------------------
                                     Name:  Malon Wilkus



                                     EVELYNE STEWARD,
                                     as Independent Trustee


                                     --------------------------------------
                                     Name: Evelyne Steward



                                     WILLIAM HOLLORAN,
                                     as Independent Trustee


                                     --------------------------------------
                                     Name:  William Holloran

                                    EXHIBIT 1


                              CERTIFICATE OF TRUST

                                       OF

                               ACS FUNDING TRUST I



                                 [see attached]

                              CERTIFICATE OF TRUST

                                       OF

                               ACS FUNDING TRUST I


                  THIS Certificate of Trust of ACS Funding Trust I (the "Trust"), dated March 26, 1999, is being duly executed and filed by the undersigned trustees to form a business trust under the Delaware Business Trust Act (12 Del. C. ss. 3801, et seq.).

                  1. Name. The name of the business trust formed hereby is ACS Funding Trust I.

                  2. Registered Agent. The business address of the registered office of the Trust in the State of Delaware is One Rodney Square, 10th Floor, Tenth and King Streets in the City of Wilmington, County of New Castle, 19801. The name of the Trust's registered agent at such address is RL&F Service Corp.

                  3. Effective Date. This Certificate of Trust shall be effective upon filing.

                  4. Investment Company. Notice is hereby given that pursuant to
Section 3807(b) of the Delaware Business Trust Act, the Trust will become prior to or within 180 days following the first issuance of beneficial interests, a registered investment company under the Investment Company Act of 1940, as amended (15 U.S.C. ss.ss. 80a-1 et seq.).

         IN WITNESS WHEREOF, the undersigned, being all of the Trustees of the Trust, have executed this Certificate of Trust as of the day and year first above written.




                                  MALON WILKUS,
                                  as Beneficiary Trustee


                                  ---------------------------------
                                  Name: Malon Wilkus



                                  EVELYNE STEWARD,
                                  as Independent Trustee


                                  ---------------------------------
                                  Name: Evelyne Steward



                                  WILLIAM HOLLORAN,
                                  as Independent Trustee


                                  ----------------------------------
                                  Name: William Holloran